Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENT, that each undersigned Director of TreeHouse Foods, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934 its Annual Report Form 10-K for its fiscal year ended December 31, 2005, hereby constitutes and appoints Sam K. Reed, Thomas E. O’Neill and Dennis F. Riordan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the other, to sign such Annual Report and to file such Annual Report and the exhibits thereto and any and all other documents and amendments in connection therewith with the Securities and Exchange Commission and any national exchange or self regulatory agency and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
Dated: February 15, 2006

/s/ George V. Bayly
George V. Bayly
Director

Gregg L. Engles
Director

Michelle R. Obama
Director

Frank J. O’Connell
Director

Gary D. Smith
Director

Terdema L. Ussery, II
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENT, that each undersigned Director of TreeHouse Foods, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934 its Annual Report Form 10-K for its fiscal year ended December 31, 2005, hereby constitutes and appoints Sam K. Reed, Thomas E. O’Neill and Dennis F. Riordan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the other, to sign such Annual Report and to file such Annual Report and the exhibits thereto and any and all other documents and amendments in connection therewith with the Securities and Exchange Commission and any national exchange or self regulatory agency and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
Dated: February 16, 2006

George V. Bayly
Director

/s/ Gregg L. Engles
Gregg L. Engles
Director

Michelle R. Obama
Director

Frank J. O’Connell
Director

Gary D. Smith
Director

Terdema L. Ussery, II
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENT, that each undersigned Director of TreeHouse Foods, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934 its Annual Report Form 10-K for its fiscal year ended December 31, 2005, hereby constitutes and appoints Sam K. Reed, Thomas E. O’Neill and Dennis F. Riordan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the other, to sign such Annual Report and to file such Annual Report and the exhibits thereto and any and all other documents and amendments in connection therewith with the Securities and Exchange Commission and any national exchange or self regulatory agency and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
Dated: February 16, 2006

George V. Bayly
Director

Gregg L. Engles
Director

/s/ Michelle R. Obama
Michelle R. Obama
Director

Frank J. O’Connell
Director

Gary D. Smith
Director

Terdema L. Ussery, II
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENT, that each undersigned Director of TreeHouse Foods, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934 its Annual Report Form 10-K for its fiscal year ended December 31, 2005, hereby constitutes and appoints Sam K. Reed, Thomas E. O’Neill and Dennis F. Riordan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the other, to sign such Annual Report and to file such Annual Report and the exhibits thereto and any and all other documents and amendments in connection therewith with the Securities and Exchange Commission and any national exchange or self regulatory agency and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
Dated: February 16, 2006

George V. Bayly
Director

Gregg L. Engles
Director

Michelle R. Obama
Director

/s/ Frank J. O’Connell
Frank J. O’Connell
Director

Gary D. Smith
Director

Terdema L. Ussery, II
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENT, that each undersigned Director of TreeHouse Foods, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934 its Annual Report Form 10-K for its fiscal year ended December 31, 2005, hereby constitutes and appoints Sam K. Reed, Thomas E. O’Neill and Dennis F. Riordan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the other, to sign such Annual Report and to file such Annual Report and the exhibits thereto and any and all other documents and amendments in connection therewith with the Securities and Exchange Commission and any national exchange or self regulatory agency and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
Dated: February 16, 2006

George V. Bayly
Director

Gregg L. Engles
Director

Michelle R. Obama
Director

Frank J. O’Connell
Director

/s/ Gary D. Smith
Gary D. Smith
Director

Terdema L. Ussery, II
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENT, that each undersigned Director of TreeHouse Foods, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934 its Annual Report Form 10-K for its fiscal year ended December 31, 2005, hereby constitutes and appoints Sam K. Reed, Thomas E. O’Neill and Dennis F. Riordan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the other, to sign such Annual Report and to file such Annual Report and the exhibits thereto and any and all other documents and amendments in connection therewith with the Securities and Exchange Commission and any national exchange or self regulatory agency and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
Dated: February 16, 2006

George V. Bayly
Director

Gregg L. Engles
Director

Michelle R. Obama
Director

Frank J. O’Connell
Director

Gary D. Smith
Director

/s/ Terdema L. Ussery, II
Terdema L. Ussery, II
Director